UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 15, 2013

BROOKFIELD DTLA FUND OFFICE TRUST

INVESTOR INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36135 (Commission File Number)	04-2616226 (IRS Employer Identification Number)

250 Vesey Street, 15th Floor, New York, New York 10281
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)

(212) 417-7000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01	Regulation FD Disclosure.
Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 10.1	Form of Indemnity Agreement
Exhibit 99.1	Press release dated October 15, 2013

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K is being filed in connection with the consummation on October 15, 2013 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 24, 2013 (as amended, the “Merger Agreement”), by and among Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (the “Company”), MPG Office Trust, Inc., a Maryland corporation (“MPG”), MPG Office, L.P., a Maryland limited partnership (the “Partnership”), Brookfield DTLA Holdings LLC, a Delaware limited liability company that was converted from a Delaware limited partnership on May 10, 2013 (“Brookfield DTLA”), Brookfield DTLA Fund Office Trust Inc., a Maryland corporation (“REIT Merger Sub”), and Brookfield DTLA Fund Properties LLC, a Maryland limited liability company (“Partnership Merger Sub”) (the Company, Brookfield DTLA, REIT Merger Sub and Partnership Merger Sub, collectively, the “Brookfield Parties”). Pursuant to the Merger Agreement, (i) on October 15, 2013, MPG merged with and into REIT Merger Sub (the “REIT Merger”), with REIT Merger Sub continuing as the surviving corporation (the “Surviving Corporation”); and (ii) on October 15, 2013, Partnership Merger Sub merged with and into the Partnership (the “Partnership Merger” and together with the REIT Merger, the “Mergers”), with the Partnership continuing as the surviving limited partnership (the “Surviving Partnership”).

After the completion of the REIT Merger, the Surviving Corporation became a direct subsidiary of the Company. The Company is a direct subsidiary of Brookfield DTLA and an indirect subsidiary of Brookfield Office Properties Inc., formed for the purpose of consummating the transactions contemplated by the Merger Agreement. The Company will be a holding company with minimal assets other than the capital stock of its subsidiaries. The Company’s direct and indirect subsidiaries will conduct all of its operations and will be the source of substantially all of its income.

At the effective time of the REIT Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of MPG (the “MPG Common Stock”) issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive $3.15 per share (the “Merger Consideration”), without interest and less any required withholding taxes. In connection with the REIT Merger, immediately prior to the Effective Time, (i) each outstanding option to purchase MPG Common Stock (collectively, “MPG Stock Options”), whether or not then exercisable and regardless of the exercise price thereof (other than those MPG Stock Options where the exercise price per share was equal to or greater than the Merger Consideration, which were canceled without any payment), was canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to the product of (A) the number of shares of MPG Common Stock subject to such MPG Stock Option immediately prior to the Effective Time and (B) the excess of the Merger Consideration over the exercise price per share of such MPG Stock Option, (ii) each outstanding restricted share ceased to be subject to any forfeiture or vesting conditions and each such share was automatically converted into, and canceled in exchange for, the right to receive the Merger Consideration, without interest, in accordance with the terms and conditions of the conversion of the MPG Common Stock described above, and (iii) each outstanding restricted stock unit, including the right to receive MPG Common Stock or cash that was, pursuant to the terms of the applicable restricted stock unit agreements, distributable with respect to such outstanding restricted stock unit upon or by reference to a change in control was canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to the product of (A) the number of shares of MPG Common Stock subject to such restricted stock unit immediately prior to the Effective Time and (B) the Merger Consideration. The Company and its subsidiaries were capitalized through a cash contribution of $190 million, which funds were used to acquire the outstanding shares of MPG Common Stock and to cash-out outstanding MPG Stock Options, restricted shares and restricted stock units in the REIT Merger.

Immediately prior to the consummation of the REIT Merger, certain affiliates of the Brookfield Parties completed a cash tender offer (the “Tender Offer”) to acquire all of the issued and outstanding shares of MPG’s 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “MPG Preferred Stock”) for an offer price of $25.00 per share, without interest and less any required withholding taxes. The depositary for the Tender Offer has indicated that 372,901 shares of MPG Preferred Stock were validly tendered in the Tender Offer, and all shares validly tendered were accepted for purchase. Each share of MPG Preferred Stock that was not validly tendered in the Tender Offer remained outstanding and, at the Effective Time, was converted into, and canceled in exchange for, one share of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company.

At the effective time of the Partnership Merger, (i) each limited partner common unit (other than such units held by MPG or any subsidiary, or acquired pursuant to any investment by an affiliate in the Partnership or via partnership redemptions) was automatically converted into, and canceled in exchange for, the right to receive an amount equal to the Merger Consideration, without interest, (ii) each general partner common unit of the Partnership remained outstanding as one general partner common unit of the Surviving Partnership, (iii) each general partner preferred unit of the Partnership remained outstanding as one general partner preferred unit of the Surviving Partnership, and (iv) the membership interest in Partnership Merger Sub held by REIT Merger Sub was automatically canceled, retired and ceased to exist. No payment was made for any limited liability company interest in the Partnership Merger Sub and each such interest was automatically canceled, retired and ceased to exist.

References to, and descriptions of, the Merger Agreement as set forth herein are not intended to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is included herewith as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time of the REIT Merger, the following individuals became directors of the Company: Robert M. Deutschman and Edward J. Ratinoff. The directors of the Company prior to the Effective Time, who will continue to hold their positions, are: G. Mark Brown, Bryan K. Davis, Brett M. Fox and Mitchell E. Rudin. Messrs. Deutschman and Ratinoff previously served as directors of MPG. The Company has entered into indemnity agreements with Messrs. Deutschman and Ratinoff (the “Indemnity Agreements”), which grant each of Messrs. Deutschman and Ratinoff customary indemnification rights in connection with his position as a director of the Company, under terms substantially similar to those of the Company’s form Indemnity Agreement for independent directors. The Company’s form Indemnity Agreement is attached as Exhibit 10.1.

Biographical information regarding the identity and business experience of each of the directors of the Company, each of whom became a director of the Company effective as of the consummation of the REIT Merger or whom was already serving in a similar position at the Company, is set forth on Schedule I to the prospectus (Registration No. 333-189273) (the “Prospectus”) filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Rule 424(b)(3) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) on October 11, 2013. A copy of the Prospectus is included herewith as Exhibit 5.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 15, 2013, Brookfield Office Properties Inc. issued a press release announcing the consummation of the Mergers and the results of the Tender Offer, a copy of which is furnished as Exhibit 99.1 herewith.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired: The historical consolidated financial statements of MPG that are required by this Item are substantially the same as those that were incorporated by reference into the Registration Statement (File No. 333-189273) of the Company on Form S-4 (the “Form S-4”) that was declared effective on October 11, 2013. Accordingly, no additional historical consolidated financial statements of MPG are required to be included herein.

(b) Pro forma financial information: The pro forma financial information of the Company that is required by this Item is substantially the same as the pro forma information that was included in the Form S-4. Accordingly, no additional pro forma information of the Company is required to be included herein.

(c) Shell company transactions: None.

(d) Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

	Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit No.	Filing Date
2.1†	Agreement and Plan of Merger by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LP, Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc. and Brookfield DTLA Fund Properties LLC dated as of April 24, 2013	8-K	001-31717	2.1	April 25, 2013
2.2	Waiver and First Amendment to Agreement and Plan of Merger, dated as of May 19, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC	8-K	001-31717	2.1	May 10, 2013

2.3	Second Amendment to Agreement and Plan of Merger, dated as of July 10, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC	8-K	001-31717	2.1	July 11, 2013
2.4	Third Amendment to Agreement and Plan of Merger, dated as of August 14, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC	8-K	001-31717	2.1	August 15, 2013
5.1	Prospectus of Brookfield DTLA Fund Office Trust Investor Inc. filed pursuant to Rule 424(b)(3)	424B3	333-189273	Schedule I	October 11, 2013
10.1**	Form of Indemnity Agreement
99.1**	Press release dated October 15, 2013
†	Pursuant to Regulation S-K 601(b)(2), we have not filed schedules related to this agreement. Copies of such schedules will be furnished supplementally to the SEC upon request.

**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC.
Dated: As of November 4, 2013	By: /s/ Michelle L. Campbell Michelle L. Campbell Vice President, Secretary